ATLANTIC GULF  COMMUNITIES  CORPORATION  EXHIBIT TO THE MARCH 31, 1997 FORM 10-Q
EXHIBIT 10.3 FIRST AMENDMENT TO THE RESTATED, AMENDED AND CONSOLIDATED TRUST AGREEMENT DATED AS OF DECEMBER 26, 1996, AMENDED AS OF DECEMBER 30, 1996.


                             FIRST AMENDMENT TO THE
               RESTATED, AMENDED AND CONSOLIDATED TRUST AGREEMENT
               --------------------------------------------------


         RESTATED, AMENDED AND CONSOLIDATED TRUST AGREEMENT AMENDMENT, made and entered into as of this 30th day of December, 1996, by and between the STATE OF FLORIDA, DEPARTMENT OF BUSINESS REGULATION, DIVISION OF FLORIDA LAND SALES, CONDOMINIUMS, AND MOBILE HOMES (the "Division"), ATLANTIC GULF COMMUNITIES CORPORATION ("Atlantic Gulf" or the "Company"), and FIRST UNION NATIONAL BANK OF FLORIDA, as Trustee ("Trustee") (collectively with the Division and the Company, the "Parties").

         WHEREAS,   the  Parties   entered  into  the   Restated,   Amended  and
Consolidated Trust Agreement (the "Agreement") dated as of December 24, 1996;

         WHEREAS, the Parties desire to amend the Agreement;

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained the Parties agree as follows:

         1. Section 4.7 of the Agreement is hereby amended by deleting the text of subsection (f), and adding sub-subsections (f)(i) and (f)(ii) which state:

         (f)(i) The Trustee shall not be obligated to make any cash disbursement pursuant to Section 2.6 to the extent that the Trustee reasonably believes that such disbursement would leave the Trust with insufficient Funds to meet its potential tax liability as of such date. Any Funds so withheld by the Trustee shall be called the "Tax Reserve" and shall be accounted for separately by the Trustee from other Funds in the Trust.

         (f)(ii)    If the Company objects to the amount of the Tax

                                        1

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                    Reserve,  and if Trustee and the Company  cannot  thereafter mutually agree on the amount of such Reserve, the Company shall have the right to seek the removal of the Trustee pursuant to Section 4.5.

         IN WITNESS WHEREOF, the Parties hereto have executed this Restated, Amended and Consolidated Trust Agreement Amendment as of the day and year first above written.




                                    ATLANTIC GULF COMMUNITIES CORPORATION


                                    By: /s/ THOMAS W. JEFFREY
                                       ----------------------------
                                            Thomas W. Jeffrey, Esq.
                                            Vice-President - CFO
                                            2601 South Bayshore Drive
                                            Miami, Florida 33133



                                    STATE OF FLORIDA, DEPARTMENT OF BUSINESS
                                    REGULATION, DIVISION OF FLORIDA LAND SALES,
                                    CONDOMINIUMS, AND MOBILE HOMES

                                    By: /s/ ROBERT H. ELLSEY, JR.
                                       ----------------------------
                                            Robert H. Ellzey, Jr.
                                            Director, Division of
                                              Florida Land Sales, Condominiums,
                                              and Mobile Homes
                                            725 South Bronough Street
                                            Tallahassee, Florida 32399

                                    FIRST UNION NATIONAL BANK OF FLORIDA,
                                    AS TRUSTEE

                                    By: /s/ PETER H. FOWLER
                                       ----------------------------
                                            Corporate Trust Department
                                            Fourteenth Floor
                                            200 South Biscayne Boulevard
                                            Miami, Florida 33131